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                                                                   Exhibit 10.12


                              OMNOVA SOLUTIONS INC.

                         AND PARTICIPATING SUBSIDIARIES

                               DEFERRED BONUS PLAN

                            EFFECTIVE OCTOBER 1, 1999

                                   1. PURPOSE
                                      -------

         The purpose of the Plan is to provide a means whereby cash bonuses payable by the Company and its Participating Subsidiaries to key personnel may be deferred to some period after termination of employment and invested without dilution of income taxes payable to maximize benefits obtainable from such bonuses in the Employee's post-retirement planning. It is also the purpose of this Plan to motivate such key personnel to continue to make contributions to the growth and profits of the Company and its Participating Subsidiaries.

         In addition, the Company has assumed (subject to legal requirements for employee acquiescence) the obligations of GenCorp Inc. as of September 30, 1999 to pay deferred bonuses under the GenCorp Inc. and Participating Subsidiaries Deferred Bonus Plan to (i) all active employees transferred to the Company as of October 1, 1999 and (ii) all former employees who terminated employment from active business locations of the Company. Such assumed obligations will be administered and distributed in accordance with the terms of this Plan.



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                                 2. DEFINITIONS
                                    -----------

                  (a)    "Company" shall mean Omnova Solutions Inc.

                  (b) "Participating Subsidiaries" shall mean such subsidiaries of the Company or of any Participating Subsidiary as the Board may from time to time designate as a Participating Subsidiary and whose board of directors shall, subsequent to such designations, adopt and ratify this Plan so long as the Company or any Participating Subsidiary either jointly or separately shall own or control shares entitling the holders thereof to exercise more than 50% of the voting power of such company. The Board may from time to time eliminate any Participating Subsidiary from such classification but such elimination shall not affect any interests in any program under this Plan held by Employees of such Participating Subsidiary prior to such action.

                  (c) "Board" shall mean the Board of Directors of the Company.

                  (d) "Committee" shall mean the Organization and Compensation Committee as appointed from time to time by the Board consisting of not less than three members of the Board.

                  (e) "Plan" shall mean the Omnova Solutions Inc. and Participating Subsidiaries Deferred Bonus Plan, effective October 1, 1999, and as amended from time to time.

                  (f) "Fiscal Year" shall mean the twelve-month period commencing December l and ending November 30.



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                  (g) "Employee" shall mean any eligible Employee or former
         Employee of the Company or a Participating Subsidiary or his designated beneficiary, surviving spouse, estate, or legal representative, who elects to have any bonus deferred under this Plan.

                  (h) "Market Value" shall mean (a) in the case of Common Stock of the Company (except as otherwise provided in Article 15 hereof), the mean average of the high and low (or if no trading occurs the mean between the bid and asked) on the New York Stock Exchange (or, if not so listed, such other exchange on which such securities shall then be listed or if unlisted the mean average between the over-the-counter bid and asked quotation) on the day for which the determination is to be made or if such day not be a trading day the trading day immediately preceding such day, and as used in Section 16 hereof, in the event of a Recapitalization, the weighted average of the trading prices on the day (or the weighted average of such trading prices on such trading days) following the occurrence thereof as determined by the Committee in its discretion, or in the event of an issuer tender offer in connection with a Recapitalization, the weighted average of the trading prices on the trading day immediately following the termination date of such issuer tender offer, or any extensions thereof (or the weighted average of such trading prices on the five trading days immediately following such




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         termination date) as determined by the Committee in its discretion, and
         (b) in the case of shares of the regulated investment company, the offering price of such company's shares as quoted by the National Association of Securities Dealers or other quoting source on the day for which such determination is to be made or if there be no quote for such day the next preceding day for which there is a quote.

                  (i) "Cash Value" shall mean, in the case of any life annuity policy, the cash surrender value or any other liquidation value of such policy on the day for which the determination is to be made and in the case of any cash deposit, the amount of such deposit.

                  (j) "Distribution Date" shall mean the first day of the fourth month following the end of the month in which any Employee's employment is terminated.

                  (k) "Recapitalization" shall mean a significant change in the capital structure of the Company (which may include an issuer tender offer made to all of the Company's shareholders to purchase outstanding shares of the Company's Common Stock), as determined in the discretion of the Board as constituted immediately prior to the occurrence thereof.

                                 3. ELIGIBILITY
                                    -----------


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         Any regular, full-time, salaried Employee of the Company or any
Participating Subsidiary including officers and directors shall be eligible to elect to have any bonus payable deferred under the terms of this Plan.

                              4. ELECTION TO DEFER
                                 -----------------

         At any time prior to the beginning of the fiscal year for which a bonus is payable, any Eligible Employee may, by written notice to the Company or the Participating Subsidiary which employs him and the Committee, elect to have all, or any part (but not less than $2,000), of any bonus which may be payable to him for such fiscal year deferred and held for his benefit under the terms of this Plan. The election may be either in dollar amount or percentage of total bonus payable. Such election may be modified or terminated by subsequent written notice to the Company or the Participating Subsidiary which employs him and the Committee, except that no modification or termination can affect any election previously made as to any bonus payable for the fiscal year during which such subsequent notice is given.

                             5. METHODS OF DEFERRAL
                                -------------------

                  (a) Any bonus which is deferred may, at the election of the Employee, be applied to one or more of the following programs:

                           (i)      Common Stock of the Company;


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                           (ii)     Shares of a regulated investment company
                                    (Mutual Fund);

                           (iii)    Life Annuity;

                           (iv)     Cash Deposit;

         provided that at least $2,000 must be applied to each program elected for any one bonus.

                  (b) On or before the last day of February following the end of the fiscal year for which any bonus which the Employee has previously elected to have deferred is payable, the Employee shall, by written notice to the Committee, designate to which program or programs he wishes his bonus applied and if more than one, the amount in each. Any election given prior to such last day of February may be modified by written notice to the Committee at any time prior to such date. If no notice is given to the Committee it will apply any bonus previously elected to be deferred to the Cash Deposit Program.

                   (c) At such time as the amount of any bonus payable to him which the Employee has previously elected to have deferred has been determined by the Company or the Participating Subsidiary which employs him, such Company or Subsidiary shall notify the Committee of the deferred amount payable. The Committee shall cause to be credited to the account of the Employee on the last day of February following the end of the fiscal year for




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         which the bonus is payable the number of full and fractional shares, in the case of programs (i) or (ii); the monthly annuity amount of the policy, in the case of program (iii); or the dollar amount on deposit, in the case of program (iv) purchasable with the amount of the bonus deferred as applied to each program as previously directed by the Employee. The number of full and fractional shares purchasable, in the case of program (i) or (ii) shall be determined by dividing the Market Value of such shares on the last day of February following the end of the fiscal year for which the bonus is payable into the amount of the bonus deferred and applied to those programs. The monthly annuity amount of the policy, in the case of program (iii), shall be the largest monthly annuity that the amount of the bonus deferred and applied to this program can purchase for that Employee based upon the terms as selected by the Employee as of the last day of February following the end of the fiscal year for which the bonus is payable and the rates of the Insurer at such date. The dollar amount on deposit, in the case of program (iv), shall be the amount of the bonus deferred and applied to this program. The Committee shall, as soon as practicable thereafter, notify the Employee of such credit or credits and the aggregate amount previously credited to his account under each program together with any adjustments therein previously made.



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                           6. DESCRIPTION OF PROGRAMS
                              -----------------------

                  (a) COMMON STOCK OF THE COMPANY. The Employee's account is credited with the number of full and fractional shares of Common Stock of the Company purchasable with such bonus as set forth in Article 5 above. In the event that the shares of Common Stock of the Company shall be increased or decreased or changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or of another corporation, whether through reorganization, merger, consolidation, recapitalization, stock split-up, combination of shares, stock offerings, spin-off or otherwise, such number of shares of Common Stock of the Company as shall be credited to the account of any Employee as of the record date for such action shall be proportionately or appropriately adjusted as of the payment or effective date to reflect such action. If any such adjustment shall result in a fractional share, such fractional share shall also be credited to the account of the Employee. The Employee's account shall further be credited with the number of shares, including fractions, purchasable at the Market Value at the date the dividend is paid with an amount equal to any dividend or the value of any other distribution (other than a distribution for which an adjustment in the number of shares in the account is made) paid on the same number of shares of Common Stock of



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         the Company (or other stock or securities which are represented by the account) which, on the record date of such dividend or other distribution, is credited to the Employee's account.

                  (b) SHARES OF A REGULATED INVESTMENT COMPANY (MUTUAL FUND). The Employee's account is credited with the number of full and fractional shares of any regulated investment company, commonly known as a Mutual Fund, purchasable with such bonus as set forth in Article 5 above. The Mutual Fund shall be designated by the Committee and may be changed from time to time, except that such change shall be only for future application and shall not affect the shares previously credited to the account of any Employee. The Employee's account shall further be credited with the number of shares, including fractions, purchasable at the Market Value at the date the dividend is paid with an amount equal to any ordinary or capital cash dividend paid on the same number of shares of the Mutual Fund which, on the record date for such dividend, is credited to his account.

                  (c) LIFE ANNUITY. The Employee's account is credited with the monthly annuity amount of a fully-paid life annuity policy purchasable for that Employee with each bonus as set forth in Article 5 above. The type of policy, the issuing company, whether it has a cash surrender and/or loan value, and other terms and conditions shall be determined by the Committee


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         and may be changed from time to time for future application of bonus credits. If the type of policy selected allows choice of annuity options such as joint and survivor, term certain, or other options which may be elected by the insured, the Employee shall designate to the Committee at the time he selects the method of deferral provided in
         Article 5(a)(iii) which option or options he elects.

                  (d) CASH DEPOSIT. The Employee's account is credited with the amount of the cash bonus deferred. After the end of each fiscal quarter, there shall further be credited to the account of each Employee for whom an account is established under this program an amount equal to three months' interest on the average balance on credit to the Employee's account during such quarter computed at the prime interest rate payable by the Company at the beginning of such quarter.

                      7. DISTRIBUTION OF DEFERRED INTERESTS
                         ----------------------------------

                  (a) Subject to the provision of Article 8 hereof, at the time the employment of an Employee with the Company or any Participating Subsidiary is terminated, unless such employment shall be terminated by transfer to a subsidiary of the Company other than a Participating Subsidiary, in which case his employment shall be deemed to continue until terminated by such other subsidiary, the Committee shall cause his interests



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in the respective programs to be terminated and distributed to him in the following manner:

                           (l) INTEREST IN THE COMPANY'S COMMON STOCK PROGRAM OR
                  THE REGULATED INVESTMENT COMPANY STOCK PROGRAM. The Employee's interest in either such program shall be distributed to him or his beneficiary or estate in ten approximately equal annual installments commencing on the Distribution Date following termination of his employment. Distribution shall be made, at the election of the Committee, either in shares of Common Stock of the Company or shares of the regulated investment company, as the case may be, or in cash equal to the Market Value thereof on each such Distribution Date; provided, however, that if on any Distribution Date an Employee is, or during the six-month period preceding such Distribution Date was, a director or officer of the Company, any distribution from the Company's Common Stock Program shall be made only in cash equal to the Market Value of such distribution. The Committee may require that, in accepting any distribution of the Company's Common shares, the Employee agree with, and represent to, the Company that he is acquiring such shares for the purpose of investment and with no present intention to transfer, sell or otherwise dispose of such shares


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                  except such distribution by a legal representative as shall be required by will or the laws of any jurisdiction in winding up the estate of any Employee.

                            (2) INTEREST IN THE LIFE ANNUITY PROGRAM. On the
                  first Distribution Date following termination of employment, if such termination be other than death where the Employee has not elected a joint and survivor annuity or his joint annuitant does not survive him, the Committee shall cause to be issued to him a policy or policies of fully-paid insurance in the aggregate monthly annuity amount credited to his account at such Distribution Date. However, the Committee, in its sole discretion may pay on such Distribution Date the cash value of any policy in lieu of causing such policy to issue. If such termination be by reason of death and the Employee had not elected a joint annuitant policy or such joint annuitant has not survived him, the Committee shall cause the Cash Value of the amount of insurance credited to his account on such Distribution Date to be paid to his beneficiary or estate.

                            (3) INTEREST IN THE CASH DEPOSIT PROGRAM. The
                  Employee's interest in such program shall be distributed to him or his beneficiary



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                  or estate in ten approximately equal annual installments
                  commencing on the Distribution Date following termination of his employment.

                  (b) If the Employee dies before all installments have been paid, the remaining installments as due shall be paid to such beneficiary or beneficiaries as such Employee may have designated in writing to the Committee or, in the absence of any such designation to his estate or to, or as directed by, his legal representatives.

                  (c) The Committee may, in its sole discretion, provide for the distribution in whole or in part of any Employee's interest while he is still employed at such time and in such manner as the Committee may direct and in addition the Committee in its sole discretion may accelerate any installments payable to any Employee, his beneficiary or beneficiaries, his estate, or his legal representatives after termination of employment of the Employee to such date or dates as the Committee shall determine; provided, however, that such acceleration may be made only upon a finding by the Committee that a real emergency resulting in a hardship to him beyond his control has occurred and that the amount distributed shall not be in excess of that amount which is necessary for him to meet the emergency.

                  (d)      LUMP SUM PAYMENTS.
                           ------------------


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                           (1) ELECTION. Amounts due to a participant under this
                  Plan may be paid in a lump sum in accordance with the following:

                               (A) FORMER EMPLOYEES will be able to elect a lump sum payment of their deferred interest, subject to a 10% "haircut" and all applicable tax withholding.

                               (B)           ACTIVE EMPLOYEES may receive
                                             lump-sum payments upon termination
                                             of employment based upon:

                                             (i)            an election made at
                                                            least one year in
                                                            advance of
                                                            termination; or

                                             (ii)           an election which is
                                                            made both (1) at
                                                            least six months in
                                                            advance of
                                                            termination, and (2)
                                                            in the calendar year
                                                            prior to
                                                            termination; or

                                             (iii)          where an advance
                                                            election is not
                                                            possible (E.G., in
                                                            the case of a
                                                            short-notice
                                                            involuntary
                                                            termination), a
                                                            request for a lump
                                                            sum payment which is
                                                            approved by the
                                                            Administration
                                                            Committee in its
                                                            full discretion.



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                           (2) AMOUNT. The amount of any lump sum payment
hereunder will be computed using the then-current interest rate for 30-year Treasury securities.

                        8. LIMITATIONS ON DISTRIBUTION OF
                           ------------------------------
                                DEFERRED INTEREST
                                -----------------

         If after termination of employment the Employee should subsequently return to the employ of the Company or any subsidiary, payment of any installments still payable shall be suspended until such subsequent employment is terminated. Grants of leave of absence either required by statute or approved by the Company shall not be considered as termination of employment. If the Employee shall return to the employ of the Company or any subsidiary following expiration of the leave of absence, the period of the leave of absence shall for purposes of this Plan be considered continued employment. If the Employee shall not so return, his or her employment shall be deemed to have terminated at the time the leave of absence expired, unless the Employee should become disabled or die, in which cases his or her employment shall be deemed to have terminated at the time of such death or disability. If the Company or any subsidiary shall have offered the Employee employment in a comparable position and salary following expiration of the leave of absence and the Employee does not accept, he or she shall be deemed to have voluntarily terminated his or her employment at the time the leave of absence



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expired. For the purpose of making any distribution under Article 7 above, the
Distribution Date shall be deemed to be the first day of the month following the month in which the leave of absence expired or the month in which the Employee dies or becomes disabled while on such leave.

                          9. FINALITY OF DETERMINATIONS
                             --------------------------

         A determination by the Company, the Board, or the Committee in carrying out or administering this Plan shall be final and binding for all purposes and upon all interested persons and their heirs, successors, and personal representatives.

                                 10. LIMITATIONS
                                     -----------

         No Employee shall at any time have any right to be granted a bonus for any fiscal year, and no person shall have authority pursuant to this Plan to enter into an agreement for the making or payment of a bonus or the continuation of employment, or to make any representation or warranty with respect to either.

         Employees shall have no rights to any interest credited to their accounts except as set forth in this Plan. Except as provided in Article 7 hereof, and except for the right of the Company or any subsidiary to apply any distribution to any sums owing to the Company or any subsidiary by the Employee, such rights may not be assigned or transferred except by will or by the laws of descent and distribution and in the event that any attempt shall be made to sell, exchange, transfer, pledge, hypothecate or otherwise dispose of any interest credited to the account of the


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Employee or if any such interests shall be attached, garnished or otherwise levied upon, whether by operation of law or otherwise, or if the Employee shall file a petition in bankruptcy or for a reorganization or shall make a general assignment for the benefit of creditors or shall be adjudicated a bankrupt or debtor under any insolvency act, or a receiver or trustee shall be appointed for him or his property, then such interests shall be forfeited to the Company.

         Neither the action of the Company in establishing the Plan, nor any action taken by it or by the Board or the Committee under the Plan, nor any provision of the Plan, shall be construed as giving to any person the right to be retained in the employ of the Company or any Participating Subsidiary.

                          11. AMENDMENT, SUSPENSION OR
                              -------------------------
                   TERMINATION OF THE PLAN IN WHOLE OR IN PART
                   -------------------------------------------

         The Board may amend, suspend or terminate the Plan in whole or in part at any time; provided that such amendment shall not adversely affect rights or obligations with respect to interests previously credited to the account of any Employee. Any amendment shall be submitted to the Board of Directors of each Participating Subsidiary for ratification.

                                12. GOVERNING LAW
                                    -------------

         The Plan shall be governed by the laws of the State of Ohio.



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                         13. EXPENSES OF ADMINISTRATION
                             --------------------------

     All costs and expenses incurred in the operation and administration of this Plan shall be borne by the Company.

                       14. EFFECTIVE DATE AND TERMINATION
                           ------------------------------

         This Plan will become effective as of October 1, 1999 as to the Company and as of the day following the date of ratification and adoption by its Board of Directors as to any Participating Subsidiary. An Employee may defer any bonus payable for each fiscal year of the Company or any Participating Subsidiary commencing after the effective date and continuing until this Plan is terminated by the Board.

                        15. CHANGE IN CONTROL PROVISIONS
                            ----------------------------

         Notwithstanding any other provisions of the Plan, upon the occurrence of a "Change in Control" of the Company, which for purposes of this Section 15 shall be deemed to occur if:

                 (a) pursuant to a vote of the shareholders of Omnova Common Stock, all of Omnova's Common Stock (or such other security which is then represented in the accounts of Employees credited to the Common Stock Program as a result of any prior adjustments pursuant to Section 6(a) or this

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     Section 15 hereof) is exchanged solely for the voting securities of a successor corporation (a "Share Exchange"); or

          (b) all or substantially all of the assets of the Company are purchased (an "Asset Purchase"); or

          (c) either (i) all of Omnova's Common Stock is exchanged or purchased pursuant to a vote of the shareholders of GenCorp Common Stock for a consideration other than solely for the voting securities of a successor corporation, or (ii) the beneficial ownership of 40% or more of the outstanding GenCorp Common Stock (or such other security) is acquired, by tender offer or otherwise, by any unaffiliated entity or group (a "Stock Acquisition"), the accounts of Employees which are then credited to the Common Stock Program shall, in the event of a Share Exchange, be credited with an equivalent number of phantom voting securities of the successor corporation, and in the event of an Asset Purchase or Stock Acquisition, be converted to a Cash Value using as a conversion price the greater of (A) the tender offer or exchange offer price (if any), or (B) the highest market value of Omnova Common Stock (or such other security) during the ninety-day period preceding the Change in Control. Thereafter, the Cash Value of such Common Stock Account, the Market Value of the Mutual Fund Account, the Cash Value of the Cash Deposit Account, and the Cash Value (except in any case where



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     fully paid policies of insurance have previously been issued pursuant to
     Section 7(a)(2) of the Plan) of the Life Annuity Account, shall be payable to Employees in a lump sum within thirty days following the Change in Control.


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                     16. CONVERSION AND ADJUSTMENT IN EVENT
                         ----------------------------------
                               OF RECAPITALIZATION
                               -------------------

         Notwithstanding any other provisions of the Plan, upon the occurrence of a Recapitalization, all shares credited to the Employee's Common Stock Account ("Shares") shall first be adjusted to a Cash Value either (x) in the event of a Recapitalization not occurring in connection with an issuer tender offer, by multiplying the aggregate number of Shares by an amount, on a per share basis, equal to the prorated value as determined by the Committee of the
(A) Cash and Market Value of any security or property distributed to shareholders in connection with the Recapitalization, (B) Cash and Market Value of any security or property paid to shareholders in exchange for Common Stock of the Company in connection with the Recapitalization, and (C) Market Value of Common Stock of the Company (or its successor), or (y) in the event of a Recapitalization occurring in connection with an issuer tender offer, by determining the sum of A + B obtained pursuant to the following calculations:

                           Tender Offer
     Aggregate   X         Proration              X       Tender         = A
     Shares                Rate                           Offer Price

       and

                           Tender Offer
     Aggregate   X         one - Proration        X       Market         = B
     Shares                Rate                           Price


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         For purposes of the foregoing calculations, the term Tender Offer
Proration Rate shall mean the ratio (excluding consideration of any odd lot shares tendered or repurchased) of the number of shares repurchased by the Company in an issuer tender offer to the number of shares tendered to the Company in connection with such offer.


         The Cash Value of Shares determined in (x) or (y) above, together with the aggregate Market Value of the Employee's interests, if any, in the Mutual Fund Account, and the Cash Value, if any, of the Employee's interests in the Cash Deposit Account and the Life Annuity Account (except in any case where fully paid policies of insurance have previously been issued pursuant to Section 7(a)(2) of the Plan) shall be payable to Employees in a lump sum within thirty days thereafter.


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